SUPPLEMENTAL AGREEMENT NO. 1

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 13, 2013, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO. a Texas corporation (Customer);

Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-8 aircraft; and this Supplemental Agreement No. 1 is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to i) add reference to letter agreement number SWA‑PA‑03729‑LA‑1209080, ***, which was previously executed on July 8, 2012; ii) revise certain terms of letter agreement number SWA-PA-03729-LA-1106481, ***; and iii) add letter agreement number SWA-PA-03729-LA-1210419, ***;
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.The Table of Contents is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.
2.    Letter Agreement SWA-PA-03729-LA-1106481, ***, is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-03729-LA-1106481R1, attached hereto and incorporated into the Purchase Agreement by this reference.
3.    To document its previous execution and as an administrative matter, Letter Agreement SWA-PA-03729-LA-1209080, *** and dated July 8, 2012 is hereby added and, by this reference, is incorporated into the Purchase Agreement.
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

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4.     Letter Agreement SWA-PA-03729-LA-1210419, ***, is hereby added and, by this reference, is incorporated into the Purchase Agreement.
5.    The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
6.    This Supplemental Agreement must be executed by Boeing and Customer on or before May 15, 2012.

AGREED AND ACCEPTED this

May 13, 2013
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Jeff Solomon	/s/ Michael Van de Ven
Signature	Signature

Jeffery J. Solomon	Michael Van de Ven
Printed name	Printed name

Attorney-in-Fact	Executive Vice President
Title	Title

SWA-PA-3729	2	SA-1
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TABLE OF CONTENTS

ARTICLES	TITLES
Article 1	Quantity, Model and Description
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment
Article 5	Additional Terms
TABLE	TITLE
1	Aircraft Information Table
EXHIBIT
A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463	Open Matters
SWA-PA-03729-LA-1106464	***
SWA-PA-03729-LA-1106465	***
SWA-PA-03729-LA-1106466	***

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LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106467	***
SWA-PA-03729-LA-1106468	***
SWA-PA-03729-LA-1106469	***
SWA-PA-03729-LA-1106470	***
SWA-PA-03729-LA-1106471	Substitute Aircraft
SWA-PA-03729-LA-1106472	***
SWA-PA-03729-LA-1106473	***
SWA-PA-03729-LA-1106474	Option Aircraft
SWA-PA-03729-LA-1106475	***
SWA-PA-03729-LA-1106476	***
SWA-PA-03729-LA-1106477	***
SWA-PA-03729-LA-1106478	***
SWA-PA-03729-LA-1106479	***
SWA-PA-03729-LA-1106480	***
SWA-PA-03729-LA-1106481R1	*** SA-1
SWA-PA-03729-LA-1106482	***
SWA-PA-03729-LA-1106483	***
SWA-PA-03729-LA-1106484	***
SWA-PA-03729-LA-1106485	***
SWA-PA-03729-LA-1209080	*** SA-1
SWA-PA-03729-LA-1210419	*** SA-1

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SWA‑PA‑03729‑LA‑1106481R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***

2.***

3.***

SWA‑PA‑03729‑LA‑1106481R1
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4.***

5.***

6.***

7.Assignment.
7.    Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

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consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	Michael Van de Ven

Its	Executive Vice President

SWA‑PA‑03729‑LA‑1106481R1
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SWA‑PA‑03729‑LA‑1209080
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***

2.Assignment.
This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees

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to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney‑In‑Fact
ACCEPTED AND AGREED TO this
Date:	July 8, 2012
SOUTHWEST AIRLINES CO.
By
Its	EVP & Chief Operating Officer

SWA‑PA‑03729‑LA‑1209080
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to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By
Its	Attorney‑In‑Fact
ACCEPTED AND AGREED TO this
Date:	, 2012
SOUTHWEST AIRLINES CO.
By	/s/ Laura Wright
Its

SWA‑PA‑03729‑LA‑1209080
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SWA-PA-03729-LA-1210419

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***

2.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1210419
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3.Confidentiality.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1210419
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